                                                                   EXHIBIT 10.18

<<VerHdr>>

                                           ------------------------
DISTRIBUTOR Name:                          BSQUARE CORPORATION
                                           ------------------------
MS Agreement Number:                       5133790046
                                           ------------------------
Effective Date:                            OCTOBER 1, 2003
                                           ------------------------
Expiration Date:                           SEPTEMBER 30, 2004
                                           ------------------------
Distributor's MS ID Number:                0000051459
                                           ------------------------
Territory:                                 UNITED STATES OF AMERICA
                                           ------------------------

     MICROSOFT OEM DISTRIBUTION AGREEMENT FOR SOFTWARE PRODUCTS FOR EMBEDDED
                                     SYSTEMS

This MICROSOFT OEM DISTRIBUTION AGREEMENT FOR SOFTWARE PRODUCTS FOR EMBEDDED SYSTEMS ("Agreement") is entered into between Microsoft Licensing, GP ("MS") and the company identified below ("DISTRIBUTOR") as of the Effective Date.

This Agreement consists of the following:

-        this Signature Page

-        Addresses Schedule

-        General Terms and Conditions

-        Performance Rebate Program Schedule

By signing below, DISTRIBUTOR represents and warrants that the information DISTRIBUTOR provides below and on each of the attached forms is accurate, and that DISTRIBUTOR has read and understood, and will act in accordance with, all of the terms set forth in the attached documents.

MICROSOFT LICENSING, GP                                     BSQUARE CORPORATION
A general partnership organized under the laws of:          A company organized under the laws of:
The State of Nevada, U.S.A.                                 WASHINGTON, USA

By:    /S/                                                  By:    /S/
       ------------------------------------------------            -----------------------------------------------------
       (signature)                                                 (signature)

Name:  LYNDIA FREY                                          Name:  BRIAN T. CROWLEY
       ------------------------------------------------            -----------------------------------------------------
       (printed)                                                   (printed)

Title: OEM ACCOUNTING MANAGER                               Title: CEO & PRESIDENT
       ------------------------------------------------            -----------------------------------------------------
       (printed)                                                   (printed)

Date: SEP 16 2003                                           Date:  9-11-03

                                                    DISTRIBUTOR's seal or "chop"

                                                       Form 2.7.<<Tag: FormRev>>

                               ADDRESSES SCHEDULE
                       SHIPPING, BILLING, REBATES, SUPPORT

DISTRIBUTOR "SHIP TO" ADDRESS                      DISTRIBUTOR BILLING ADDRESS

**                                                 **
BSQUARE CORPORATION                                BSQUARE CORPORATION
3150 139th Ave SE                                  3150 139th Ave SE
Suite 500                                          Suite 500
Bellevue, WA  98005                                Bellevue, WA  98005
UNITED STATES                                      UNITED STATES

Telephone: **                                      Telephone:  425-519-5900
Fax: **                                            Fax: **
Email: **                                          Email: **

DISTRIBUTOR "MS EMBEDDED ADMINISTRATOR CONTACT"
ADDRESS                                            DISTRIBUTOR TECHNICAL SUPPORT
                                                   NUMBER

**                                                 425-519-5900
BSQUARE CORPORATION
10525 Vista Sorrento Parkway
Suite 100
San Diego, CA  92121
UNITED STATES

Telephone: **
Fax: **
Email: **

                              PAYMENT AND REPORTING

SEND REPORTS TO:                                   SEND PAYMENTS VIA WIRE
                                                   TRANSFER ONLY TO:

Microsoft Licensing, GP                            Microsoft Licensing, GP
OEM Accounting Services                            c/o **
Fax: **
Fax (Alt): **

                                                   DISTRIBUTOR SHALL INCLUDE
                                                   APPLICABLE MS INVOICE NUMBER
                                                   (s) ON ALL PAYMENTS

Or to such other address or account as MS may specify from time to time.

                                        2

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Microsoft OEM Distribution Agreement For Software Products For Embedded Systems
#5133790046-6 dated October 1, 2003 between MS and BSQUARE CORPORATION

                      ** Confidential Treatment Requested

DISTRIBUTOR "MICROSOFT OEM ONLINE (MOO) CUSTOMER ADMINISTRATOR"

DISTRIBUTOR designates as its MOO Customer Administrator(s) the following individual(s). If DISTRIBUTOR subsequently changes any information associated with a MOO Customer Administrator, DISTRIBUTOR must provide MS notice of not less than forty-eight (48) hours of the change to the MOOHELP@MICROSOFT.COM email alias.

**                                                 **
BSQUARE CORPORATION                                BSQUARE CORPORATION
10525 Vista Sorrento Parkway                       10525 Vista Sorrento Parkway
Suite 100                                          Suite 100
San Diego, CA 92121                                San Diego, CA 92121
UNITED STATES UNITED STATES

Telephone: **                                      Telephone: **
Fax: **                                            Fax: **
EMAIL: **                                          EMAIL: **

                                     NOTICES

Any written notices related to this Agreement must be addressed to the contact and locations outlined below, or such other addresses as either party may hereafter specify in writing.

DISTRIBUTOR INFORMATION                            MS INFORMATION

**                                                 Microsoft Licensing, GP
BSQUARE CORPORATION                                6100 Neil Road
3150 139th Ave SE                                  Reno, NV 89511-1132
Suite 500                                          USA
Bellevue, WA 98005                                 Attention: OEM Contracts
UNITED STATES                                      Phone Number: **
                                                   Fax Number: **
Telephone: 425-519-5900
Fax: **
Email: **

                                        3

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Microsoft OEM Distribution Agreement For Software Products For Embedded Systems
#5133790046-6 dated October 1, 2003 between MS and BSQUARE CORPORATION

                      ** Confidential Treatment Requested

With a copy to:                             Copies of all DISTRIBUTOR
                                            NOTICES shall be sent to:
Attn: General Counsel
BSQUARE CORPORATION                         Microsoft Corporation
3150 139th Ave SE                           One Microsoft Way
Suite 500                                   Redmond, Washington USA 98052-6399
Bellevue, WA 98005                          Attention: Law and Corporate Affairs
UNITED STATES                               Re: Microsoft Licensing, GP -
                                            OEM Device Solution Sales

Telephone: 425-519-5900                     With an additional copy to:
Fax: **
Email: **                                   Microsoft Corporation
                                            One Microsoft Way
**                                          Redmond, Washington USA 98052
BSQUARE CORPORATION                         Attention: Vice President -
                                            OEM Device Solution Sales
3150 139th Ave SE
Suite 500
Bellevue, WA 98005
UNITED STATES

Telephone: 425-519-5900
Fax: **
Email: **

                                        4

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement For Software Products For Embedded Systems #5133790046-6 dated October 1, 2003 between MS and BSQUARE CORPORATION

                      ** Confidential Treatment Requested

                          GENERAL TERMS AND CONDITIONS

1.   DEFINITIONS.

(a) "Additional Licensing Provisions for MS Distributor" means licensing terms and conditions for the Licensed Product as set forth by MS in the Royalty Rate List.

(b) "Additional Licensing Provisions for OEM Customer" means licensing terms and conditions for the Licensed Product as set forth by MS on the "Additional Provisions for Licensing" label affixed to the Licensed Product package. Courtesy copies of the Additional Licensing Provisions for OEM Customer may be available on the Embedded Systems Web Site; however, in case of conflicting or inconsistent terms between the Additional Licensing Provisions for OEM Customer set forth on the Licensed Product packaging and the courtesy text on the Embedded System Web Site, the former shall control.

(c) "Additional Rights Agreement" means a supplemental agreement that describes such additional OEM Customer rights as MS may identify from time to time (for example, use of third party brand names on its Embedded Systems).

(d) "Associated Product Materials" or "APM" means materials as MS shall designate from time to time that are components of a Licensed Product as acquired from an AR, such as the COA and any applicable external media.

(e) "Authorized Replicator" or "AR" means an MS-authorized supplier of Licensed Products. A listing of ARs may be posted at the Embedded Systems Website, and such listing may be updated by MS from time to time. MS will make commercially reasonable efforts to provide prior notice to DISTRIBUTOR of the termination of an AR's authorization to supply Licensed Products.

(f) "Certificate of Authenticity" or "COA" means a non-removable sticker designated by MS which is specific to the Licensed Product.

(g) "Distributor Minimum Standards" means the minimum operational criteria for DISTRIBUTOR to meet as an embedded distributor of Licensed Products. Distributor Minimum Standards shall include criteria based on (i) annual royalties for Licensed Products distributed by DISTRIBUTOR pursuant to this Agreement, (ii) the proportion of annual units for particular categories or classifications of Licensed Products as compared to total annual units for all Licensed Products distributed by DISTRIBUTOR under this Agreement, and (iii) such other criteria as communicated by MS to DISTRIBUTOR. For additional information on the Distributor Minimum Standards, DISTRIBUTOR should contact its MS Account Manager.

(h) "Embedded Application" means industry- or task-specific software programs and/or functionality, not generally available to consumers, that (i) provide the primary functionality of the Embedded System, (ii) are designed to meet the functionality requirements of the specific industry into which the Embedded System is being marketed, and (iii) offer significant functionality in addition to the Licensed Product software.

(i) "Embedded Systems" means an OEM Customer's computer systems or computing devices which (i) are based on the Licensed Product, (ii) utilize not more than two (2) central processor units, (iii) are designed for use with an Embedded Application, (iv) are not marketed as general purpose personal computing devices, and (v) are not useable as a commercially viable substitute for general purpose computing devices such as personal computers or multi-function servers.

(j) "Embedded Systems Web Site" means the web site located at ** or such other URL as MS may designate from time to time. DISTRIBUTOR's user name and initial password for the Embedded Systems Web Site will be sent to the email address provided by DISTRIBUTOR in the Notices section of the Addresses Schedule.

(k) "Image" means the software image that includes Licensed Product software, as installed by an OEM Customer on an Embedded System. An Image may include Supplemental Code.

(l) "Licensed Product" means the Microsoft product(s) identified as licensed on the Royalty Rate List and in the form as available from an AR and/or MS to DISTRIBUTOR. A Licensed Product may include APM, software, related documentation and/or other items identified by MS as components of the Licensed Product, including any Supplemental Code.

(m) "Media Packaging Guidelines" means the instructions posted on the Embedded Systems Website that describe how OEM Customer shall package and label certain media containing the Licensed Product. DISTRIBUTOR shall refer each OEM Customer to the Media Packaging Guidelines. MS reserves the right to modify the Media Packaging Guidelines with sixty (60) days notice.

(n) "MS OEM Online" or "Site" means the Internet site located at ** which may be accessed and used by DISTRIBUTOR in connection with certain aspects of its performance under this Agreement.

(o) "MSCORP" means Microsoft Corporation, the parent company or a general partner of MS, as applicable.

(p) "OEM Customer" means an original equipment manufacturer of one or more Embedded Systems which (i) has signed a current OEM Customer Agreement provided by DISTRIBUTOR or for which DISTRIBUTOR has received verification of current OEM Customer status from MS, and (ii) is located within the Territory.

(q) "OEM Customer Agreement" means the pre-printed, serialized OEM Customer License Agreement for Embedded Systems as made available by MS from time to time. For additional information on the OEM Customer Agreement, DISTRIBUTOR should contact its MS Account Manager.

(r) "Sales-Out and Royalty Reporting Guidelines" means the format and instructions for electronic submission of royalty and sales out reports to MS posted on the Embedded Systems Web Site. MS reserves the right to modify the Sales-Out and Royalty Reporting Guidelines with thirty (30) days notice.

(s) "Royalty Rate List" means the list of Licensed Products, corresponding royalty rates, Additional Licensing Provisions for MS Distributor and other information that MS provides as part of the Royalty Rate List.

(t) "Recovery Image" means a copy of the Image originally installed on an Embedded System, contained on separate media.

(u) "Suppliers" means MSCORP and other licensors or suppliers of Licensed Products.

(v) "Supplemental Code" means additional or replacement code of any portion of a Licensed Product as MS may provide to DISTRIBUTOR from time to time. Any additional license rights or limitations related to the Supplemental Code will be described in the Additional Licensing Provisions for MS Distributor provided in the Royalty Rate List or in a Supplemental Code letter from MS.

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#5133790046-6 dated October 1, 2003 between MS and BSQUARE CORPORATION

                      ** Confidential Treatment Requested


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(w) "Territory" means the specific country(s) or region(s) of the world set forth on the Signature Page into or within which DISTRIBUTOR may distribute the Licensed Product.

(x) "Update Image" means an Image on media separate from an Embedded System which contains the same version of the Licensed Product software as originally shipped on the Embedded System, together with either an updated or originally shipped version of other software included on the Image. An Update Image may include Supplemental Code.

2.   LICENSE GRANT AND LIMITATIONS.

(a) Subject to all terms and conditions of this Agreement, MS grants to DISTRIBUTOR a non-exclusive, limited license to distribute Licensed Product into or within the Territory only to OEM Customers and other entities that MS may authorize in writing to DISTRIBUTOR, provided that DISTRIBUTOR shall:

     (i) order and acquire from an AR only Licensed Products listed on the then current Royalty Rate List;

     (ii) if MS has removed a Licensed Product from the then current Royalty Rate List, only continue to distribute the Licensed Product until the earlier of:

          (A) DISTRIBUTOR's inventory of the Licensed Product is exhausted;

          (B) a final shipment date advised by MS; or

          (C) cancellation or expiration of this Agreement (including any extensions or successor agreements);

     (iii) distribute the Licensed Product in the unopened form/packaging as received from the AR and/or MS;

     (iv) not modify or delete the contents or packaging of the Licensed
Product;

     (v) track the COA serial numbers distributed to OEM Customers; and submit such information to MS upon request;

     (vi) maintain a level of security sufficient to prevent loss or unauthorized distribution of Licensed Product (including COAs and other APM). In the event DISTRIBUTOR fails to account for distribution of Licensed Product delivered to DISTRIBUTOR, DISTRIBUTOR shall pay MS for such missing Licensed Product in accordance with the terms set forth in Section 4(k) below, less undistributed Licensed Product which can be shown to the reasonable satisfaction of MS to have been destroyed by DISTRIBUTOR or lost to fire, flood or equivalent; and

     (vii) order and acquire from an AR on behalf of OEM Customers, and deliver to such OEM Customer, Recovery Images and Update Images that are based on Licensed Products listed on the then current Royalty Rate List.

(b) DISTRIBUTOR shall not provide to OEM Customer any document, information or contractual provisions that contradict, conflict with or purport to supersede the terms and conditions of the OEM Customer Agreement or the Additional Licensing Provisions for OEM Customer.

(c) DISTRIBUTOR shall comply with the Additional Licensing Provisions for MS Distributor set forth in the Royalty Rate List.

(d) DISTRIBUTOR shall perform the following steps for each potential OEM Customer as a function of its role in the licensing process. DISTRIBUTOR shall:

     (i) ensure that it uses the most current forms of the OEM Customer Agreement and any Additional Rights Agreement(s) made available by MS to provide Additional Rights to the OEM Customer;

     (ii) advise each potential OEM Customer that only an authorized signatory of the potential OEM Customer may execute the OEM Customer Agreement, or any Additional Rights Agreement;

     (iii) at the OEM Customer's request, provide the OEM Customer a courtesy copy of the Additional Licensing Provisions for OEM Customer for the Licensed Product;

     (iv) provide the location of the Embedded Systems Web Site to an OEM Customer;

     (v) verify that (A) the information provided by the potential OEM Customer is complete and correct, (B) no changes or alterations have been made to the OEM Customer Agreement or any Additional Rights Agreement, and (C) each such agreement has been properly completed and executed by the potential OEM Customer;

     (vi) comply with the instructions regarding Additional Rights Agreements on the Embedded Systems Web Site if the OEM Customer requests Additional Rights Agreements from DISTRIBUTOR;

     (vii) provide Recovery Images and Update Images to OEM Customers as received from an AR and in accordance with the Media Packaging Guidelines

     (viii) provide Supplemental Code and any related Additional Licensing Provisions for OEM Customer only in the manner set forth in the then current Royalty Rate List and/or a Supplemental Code letter from MS;

     (ix) at the end of each business week, express mail to MS both signed copies of the OEM Customer Agreement, and any Additional Rights Agreements executed by each potential OEM Customer;

     (x) upon notice from MS that an OEM Customer Agreement executed by a potential OEM Customer is unacceptable, immediately discontinue distribution of Licensed Product to such potential OEM Customer and make reasonably commercial efforts to retrieve any Licensed Product previously distributed to the potential OEM Customer;

     (xi) notify MS within ten (10) days of any change regarding the OEM Customer's information.

(e) MS agrees that between the time DISTRIBUTOR obtains the OEM Customer's signature on the OEM Customer Agreement and such date as MS countersigns (i) DISTRIBUTOR may ship Licensed Product to the OEM Customer and (ii) as between MS and DISTRIBUTOR, the OEM Customer Agreement shall be deemed countersigned by MS.

(f) DISTRIBUTOR shall instruct each OEM Customer that the OEM Customer may only distribute Licensed Product (including APM):

     (i) with the OEM Customer's Embedded Systems;

     (ii) which OEM Customer obtained directly from an MS- authorized distributor; and

     (iii) in accordance with the OEM Customer Agreement.

(g) DISTRIBUTOR shall not remove or obscure any copyright, trademark or patent notices that appear on the Licensed Product as delivered to DISTRIBUTOR.

(h) DISTRIBUTOR shall not use any name or trademark confusingly similar to or undertake any other action that will interfere with or diminish MS or MSCORP right, title or interest in, any Licensed Product trademark(s) or trade name(s), and will comply with reasonable guidelines provided by MSCORP from time to time for reference to, and use of, such Licensed Product mark(s) or name(s).

(i) (i) DISTRIBUTOR shall not use or display any logo of MS or its Suppliers (including without limitation any stylized representation of the Microsoft name used by MS or MSCORP) in

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#5133790046-6 dated October 1, 2003 between MS and BSQUARE CORPORATION

DISTRIBUTOR's materials or packaging unless authorized in a logo license between DISTRIBUTOR and MS or its Suppliers.

     (ii) MSCORP may, from time to time, designate one or more logos for use with the Licensed Product. Use of such logo(s) is optional. This Agreement does not grant DISTRIBUTOR or an OEM Customer the right to use or display MS or MSCORP logo(s); to obtain additional information regarding availability of logo(s) and logo licenses, DISTRIBUTOR should contact its MS Account Manager.

(j) Upon notice from MS, DISTRIBUTOR shall promptly discontinue distribution of Licensed Product to an OEM Customer. DISTRIBUTOR shall cooperate with MS in investigating instances of distribution of Licensed Product in violation of this
Section 2.

(k) DISTRIBUTOR shall not reverse engineer, decompile or disassemble any Licensed Product except as permitted by applicable law which cannot be waived by this subsection 2(k). Solely in connection with the terms and conditions of
Article 6 of the European Community's Directive for the Legal Protection of Computer Programs, OJL 122/42 (17 May 1991), and only with respect to jurisdictions which have adopted the same terms and conditions by legislation implementing the Directive, DISTRIBUTOR acknowledges that information on interoperability of the Licensed Product with other products is readily available.

(l) MS reserves all rights not expressly granted in this Agreement.

(m) DISTRIBUTOR shall make no representation, nor any express or implied warranty to third parties (including, without limitation, to any OEM Customer or end users), on behalf of MS. DISTRIBUTOR shall defend, indemnify and hold MS and its Suppliers harmless against all damages and costs, including reasonable attorneys' fees, that MS and its Suppliers incur in connection with any warranty or representation by DISTRIBUTOR.

(n) This Agreement does not give DISTRIBUTOR title to any Licensed Product, packaging, papers, materials, and/or other property of MS related to a Licensed Product. In particular:

     (i) MS has and will retain title to all Licensed Product (and related papers and materials) from the time that the Licensed Product is acquired by DISTRIBUTOR from ARs until DISTRIBUTOR distributes the Licensed Products in compliance with the Agreement.

     (ii) As MS owns all Licensed Product in the possession and control of DISTRIBUTOR, MS may take possession of or destroy all Licensed Product inventory (and related papers and materials) when this Agreement expires or is canceled, or after the final shipment date as set forth in Section 2(a)(ii)(B), even if an intervening bankruptcy or insolvency case is filed by or against DISTRIBUTOR or a receiver or trustee is appointed to operate or liquidate DISTRIBUTOR.

     (iii) In no circumstances will any receiver or trustee of DISTRIBUTOR be entitled to sell or distribute any Licensed Product obtained by DISTRIBUTOR pursuant to the Agreement except in strict compliance with the terms of the Agreement, and only with the express written consent of MS.

(o) (i) DISTRIBUTOR shall comply with the following Distributor Minimum
Standards:

          (A) DISTRIBUTOR's projected royalties for Licensed Products distributed during the first twelve (12) months of this Agreement shall be not less than One Million Dollars (US$1,000,000); AND

          (B) DISTRIBUTOR's total copies of the Licensed Products listed below ("Embedded Licensed Products") projected to be distributed during the first twelve (12) months of this Agreement shall be at least forty percent (40%) of DISTRIBUTOR's total copies of all Licensed Products projected to be distributed during that period under this Agreement.

     (ii) As used in this section, "Embedded Licensed Products" shall mean (a) the following Licensed Products: Windows CE, Windows NT Embedded, Windows XP Embedded, Windows 2000 for Web Server Appliances, Windows 2000 for Network Attached Storage Server Appliances, Windows 2000 Server for Embedded Systems with the Server Appliance Software, Windows 2000 Advanced Server for Embedded Systems with the Server Appliance Software, Microsoft(R) Windows(R) 2000 Server for Telecommunications Systems with the Server Appliance Software, and (b) successors to such Licensed Products and other Microsoft(R) software products identified by MS, if and as licensed pursuant to this Agreement.

3.  ROYALTY RATE LIST.

(a) At least fifteen (15) days prior to the first day of each month, MS will post on the Embedded Systems Web Site, or provide to DISTRIBUTOR by electronic notice (email) or written notice, the Royalty Rate List for the upcoming month.

(b) MS may modify the Royalty Rate List upon notice to DISTRIBUTOR. Submission of Licensed Product orders to AR(s) or distribution of Licensed Product after the effective date of any modifications to the Royalty Rate List shall constitute DISTRIBUTOR's acceptance of such modifications. New royalty rates will be effective upon such notice or on the date specified on the Royalty Rate List.

(c) The royalty rate and Additional Licensing Provisions for MS Distributor for any Licensed Product removed from the Royalty Rate List shall be as stated on the last Royalty Rate List that included the Licensed Product.

4.  REPORTS AND PAYMENTS.

(a) DISTRIBUTOR agrees that it will maintain a tracking system for a period of three (3) years after the expiration or cancellation of this Agreement, which allows for complete tracking of shipments by

     (i) Licensed Product - including quantity, COA sticker serial number, and shipment date; and

     (ii) OEM Customer - including contact name, address, and telephone number, and OEM Customer Agreement number.

(b) DISTRIBUTOR shall ensure that all reports submitted by DISTRIBUTOR to MS under this Agreement are accurate and complete.

(c) Within fifteen (15) days after the end of each calendar month, and fifteen
(15) days after the termination, cancellation or expiration date of this Agreement for the final full or partial month, DISTRIBUTOR shall complete and electronically submit a sales-out and royalty report, in accordance with the then current Sales-Out and Royalty Reporting Guidelines.

(d) (i) For each calendar month, DISTRIBUTOR shall remit payment(s) to MS as specified in the Payment and Reporting section of the Addresses Schedule. Subject to applicable law, a one percent (1%) monthly charge will be assessed on all amounts that are past due.

    (ii) If MS is required by any tax authority to collect value added tax or other transactions tax on royalties, MS will include the tax on its invoice and DISTRIBUTOR must pay the amount in full.

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     (iii) All payments must be in U.S. dollars and amounts owed will not be satisfied by a tender or any recovery pursuant to any judgment which is expressed in or converted by MS to any currency other than the full amount of U.S. dollars payable under this Agreement.

(e) For each unit of Licensed Product distributed by DISTRIBUTOR, DISTRIBUTOR agrees to pay MS the royalty rates set forth in the Royalty Rate List in effect during the month in which Licensed Product is shipped by DISTRIBUTOR. DISTRIBUTOR shall pay royalties within forty-five (45) days after the end of each calendar month in which Licensed Product was shipped, and within forty-five
(45) days after the cancellation or expiration date of this Agreement for the final full or partial month.

(f) After review of DISTRIBUTOR's financial condition, payment history and overall credit worthiness, MS may require any combination of the following payment assurances:

     (i) an initial payment amount equal to the estimated Licensed Product royalties for the first calendar quarter of the Agreement

 - DISTRIBUTOR may not recoup such initial payment amount against royalties due to MS or apply it against payments to any AR.

 - If DISTRIBUTOR has complied with all material terms of this Agreement when it expires, MS will refund the initial payment amount (net of amounts due
     MS) within forty-five (45) days of DISTRIBUTOR's final royalty report and payment for Licensed Products distributed during the term of this Agreement; or

     (ii) a third party guarantee, performance bond, letter of credit, prepayment of royalties, or other security; or

     (iii) periodic updated financial statements; or

     (iv) written assurances of due performance.

Until the payment assurances are received and acceptable to MS, MS may suspend DISTRIBUTOR's license rights or require ARs to refuse to fill DISTRIBUTOR's orders.

(g) DISTRIBUTOR's obligations to pay MS royalties and to pay charges from AR are unconditional. If DISTRIBUTOR does not meet MS payment terms, MS may, without limiting its remedies, do any of the following:

     (i) require the AR to hold all pending DISTRIBUTOR orders; or

     (ii) cancel this Agreement; or

     (iii) invoice DISTRIBUTOR for all Licensed Product previously acquired based on reports submitted to MS by the AR(s) and charge DISTRIBUTOR an additional royalty equal to thirty percent (30%) of the highest royalty for such Licensed Product(s).

     - For the first noncompliant payment, DISTRIBUTOR will have an additional five (5) days from MS' notice thereof to correct the problem.

     - After the second noncompliant payment, MS may invoice DISTRIBUTOR monthly based on reports submitted to MS by the AR(s).

If MS chooses any of those options, DISTRIBUTOR shall continue to meet all other terms of this Agreement.

(h) If DISTRIBUTOR discovers an over-reporting error, DISTRIBUTOR shall report the error to MS in writing within thirty (30) days after the erroneous report was first submitted to be eligible for an adjustment of the royalty amount owed to MS.

(i) MS may require ARs to refuse or limit orders placed by DISTRIBUTOR which, in MS' sole opinion, are in quantities greater than DISTRIBUTOR will be able to distribute or make timely payment for in compliance with this Agreement.

(j) Royalties are separate from, and in addition to, any charges by the AR for Licensed Products ordered by DISTRIBUTOR. Royalties also exclude any taxes, duties, fees, excises or tariffs imposed on any of DISTRIBUTOR's activities in connection with this Agreement. Such charges, taxes, duties, fees, excises or tariffs, if any, shall be paid by DISTRIBUTOR.

(k) If DISTRIBUTOR distributes any Licensed Product in violation of this Agreement or DISTRIBUTOR is unable to account for missing Licensed Product, then MS, without limiting its remedies, may demand and DISTRIBUTOR agrees to pay MS the full applicable royalty rate for the Licensed Product(s) plus an additional royalty equal to thirty percent (30%) of the highest royalty rate for the Licensed Product(s). In the event the applicable royalty rate has been paid, DISTRIBUTOR shall pay an additional royalty equal to thirty percent (30%) of the royalty rate for the applicable Licensed Product(s). DISTRIBUTOR shall pay such additional royalty within thirty (30) days of receipt of MS' invoice.

(l) If DISTRIBUTOR is required by any non-U.S.A. government to withhold income taxes on payments to MS, then DISTRIBUTOR may deduct such taxes from the amount owed MS and shall pay them to the appropriate tax authority, provided that within sixty (60) days of payment to MS, DISTRIBUTOR delivers to MS an official receipt for any such taxes withheld or other documents necessary to enable MS to claim a U.S.A. Foreign Tax Credit. DISTRIBUTOR shall make certain that any taxes withheld are minimized to the extent permitted by applicable law. DISTRIBUTOR agrees to pay MS a one percent (1%) monthly charge on tax amounts in receipts or documents that are not delivered to MS within the sixty (60) days identified above.

(m) If DISTRIBUTOR conducts business in the U.S.A. and qualifies for a state resale tax exempt certificate, then DISTRIBUTOR shall provide MS with a copy of its U.S.A. state resale tax exempt certificate, if applicable, with this Agreement when it is returned for signature by MS.

(n) Upon request by MS, DISTRIBUTOR shall provide MS with DISTRIBUTOR's current audited financial statements.

(o) (i) Pursuant to MS' instructions, DISTRIBUTOR shall enter data into the Embedded Systems tracking tool made available by MS including, "design-win" and/or "design-in" information as described in the instructions. Prior to submitting such entries, DISTRIBUTOR shall confirm their accuracy.

(ii) Upon MS request, DISTRIBUTOR shall provide to MS further details on any of the entries made by DISTRIBUTOR in accordance with subsection 4(o)(i) above.

5. USE OF MS OEM ONLINE. If DISTRIBUTOR has previously entered into an MS OEM Online Site Agreement, such agreement shall not apply to DISTRIBUTOR's use of the Site in connection with this Agreement. Rather, DISTRIBUTOR agrees to the following terms and conditions, and shall cause its MOO Customer Administrator(s) and Users (as defined below) to use the Site in compliance with this Section 5 and the terms of use or other conditions or instructions posted on the Site:

(a) As used in this Section 5, the term "User" means an officer, employee, consultant or other person or agent of DISTRIBUTOR who has, or who creates the appearance of having, been duly authorized by DISTRIBUTOR to use the Site on behalf of DISTRIBUTOR. The term "MOO Customer Administrator(s)" means the User(s) designated as such by DISTRIBUTOR in the Address Schedule of this AGREEMENT until such time as MS

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has received not less than forty-eight (48) hours notice from DISTRIBUTOR through the ** email alias that DISTRIBUTOR has made a change to any authority previously established by DISTRIBUTOR in connection with such designation. The term "Tool" means computer programs now or hereafter accessed at or through the Site, which are intended to facilitate Site services, such as a program for reporting royalties at or through the Site.

(b) MOO Customer Administrator(s) shall be solely responsible for establishing, maintaining and terminating all access and authorities for Users, including (without limitation) creating or arranging for all passwords, private encryption keys or other identifiers utilized in connection with Site security or DISTRIBUTOR security (collectively, "DISTRIBUTOR Password Information"), and shall keep all DISTRIBUTOR Password Information secure from unauthorized access. On behalf of DISTRIBUTOR, MOO Customer Administrator(s) shall, and shall cause and instruct Users to: (i) protect DISTRIBUTOR Password Information as confidential information and not disclose any part of it to any person or entity outside of DISTRIBUTOR or to any person inside of DISTRIBUTOR without a need to know; (ii) save their respective DISTRIBUTOR Password Information in an appropriate, secure manner and place that will prevent unauthorized use; and
(iii) only take actions at the Site that the MOO Customer Administrator or User, respectively, is authorized by DISTRIBUTOR to take.

(c) MS reserves the right to suspend or terminate authorities, or to suspend or block access to all or any part of the Site or information, upon electronic notice (indicating the reason for such action) to the MOO Customer Administrator(s) email address; provided, however, that no notice shall be required if MS has determined that there is possible harm or threat of harm to MS, the Site or others. If prior notice is not provided, MS shall provide DISTRIBUTOR with subsequent notice within a reasonable time unless the provision thereof might continue a possible harm or threat of harm, or impede or compromise any investigation into the same.

(d) The Site uses HTTPS (Secure Hypertext Transfer Protocol) with a **-bit key size. DISTRIBUTOR agrees that this level of security is commercially reasonable. Additionally, DISTRIBUTOR agrees that neither MS nor any MS Representative shall have any liability for failure to provide a level of security greater than that generally afforded by the use of client side digital certificates at 1024-bit cipher strength for user workstation authentication.

(e) DISTRIBUTOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT:

(i) THE SITE IS PROVIDED AS IS, AND THAT THE WARRANTY DISCLAIMERS, DAMAGE EXCLUSIONS AND LIMITATIONS OF REMEDIES IN THIS AGREEMENT APPLY TO THE SITE AND TO ITS INFORMATION, FUNCTIONALITY, SERVICES AND AVAILABILITY OR LACK THEREOF; AND

(ii) DISTRIBUTOR WILL NOT RELY ON OR TREAT SITE INFORMATION AS AN EXPRESS OR IMPLIED WARRANTY OF EITHER THE SITE OR LICENSED PRODUCT(S).

(f) MS reserves the right to change or discontinue all or any portion of the Site at any time. Users may make a copy of Site information to document DISTRIBUTOR transactions and/or contracts or to retain information MS is required to provide. MS agrees to retain not less than two (2) years of DISTRIBUTOR online transactional record availability through the standard Microsoft OEM Online user interface, and not less than two (2) years of retrievable offline transactional record archival (e.g., electronic media) following expiration of online availability. Except for those records, MS has no duty to retain or make available records for DISTRIBUTOR's later access.

It is understood that DISTRIBUTOR will not be required to use the Site if (1) MS suspends or blocks access or otherwise disables all or any part of the Site or any Tool; or (2) the Site or any Tool are not accessible or are not functioning correctly, and such problems are not resolved by MS within seventy-two (72) hours of DISTRIBUTOR providing notice to MS describing such problem. In the event of the foregoing, MS will provide DISTRIBUTOR with a reasonable alternative means for reporting transactions, and DISTRIBUTOR shall be deemed in compliance with the Agreement (and will not be penalized for delays in reporting) so long as DISTRIBUTOR complies with the alternative reporting structure in a prompt manner.

(g) The Site is not open to the public and its functionality and all information on it shall be treated as confidential information under the nondisclosure provisions of Section 17.

(h) (i) DISTRIBUTOR agrees to access and use the Site for all transactions and purposes contemplated by the Site until the date that is the earliest of the date that: (A) MS ceases to provide the Site to similarly situated distributors of Licensed Products, or (B) the date DISTRIBUTOR has satisfied all of its rights and obligations under this Agreement.

(ii) Subject to applicable law, all actions taken by the MOO Customer Administrator(s) or any other User at or in relation to the Site shall be attributed to and legally bind DISTRIBUTOR if (A) MOO Customer Administrator(s) or any other User(s) has supplied on the Site or otherwise in relation to a Site session, DISTRIBUTOR Password Information; or (B) DISTRIBUTOR or Users have failed to keep DISTRIBUTOR Password Information secure and the failure caused or contributed to creation of an appearance that actions taken in connection with the Site were being taken by, or on behalf of DISTRIBUTOR; or (C) DISTRIBUTOR has otherwise approved, allowed or accepted benefits or use of the Site by a person purporting to be its agent. Notwithstanding the foregoing, if DISTRIBUTOR Password Information is used to cause harm or damage to DISTRIBUTOR or MS by a person who obtained it by means that could not have been precluded by DISTRIBUTOR after complying with Section 5(b), then acts taken with DISTRIBUTOR Password Information so obtained will not be attributed to DISTRIBUTOR because of this Section 5(h)(ii), but may be attributed to MS, DISTRIBUTOR or others under principles of equity or law pertinent to the act in question.

6.  LICENSED PRODUCT RECALLS, WITHDRAWALS, AND SUSPENSIONS.

(a) DISTRIBUTOR shall immediately stop distributing a Licensed Product if MS or its Suppliers notify DISTRIBUTOR that the Licensed Product is recalled, withdrawn or suspended.

(b) DISTRIBUTOR shall accept returns of Licensed Product from OEM Customers if MS or its Suppliers notify DISTRIBUTOR that the Licensed Product is recalled, withdrawn or suspended.

     (i) DISTRIBUTOR shall accept returned Licensed Product only in unopened packages.

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

     (ii) DISTRIBUTOR shall, at MS' option, issue a credit to the OEM Customer's account or replace the returned Licensed Product.

     (iii) DISTRIBUTOR shall, at MS' option, destroy the returned Licensed Product or ship the returned Licensed Product to MS or a third party designated by MS. DISTRIBUTOR shall certify to MS that the returned Licensed Product was destroyed or shipped to MS or MS' designated third party.

     (iv) If the Licensed Product recall, withdrawal or suspension was caused by reasons outside of DISTRIBUTOR's control, MS will pay for DISTRIBUTOR's reasonable shipping and destruction costs.

     (v) DISTRIBUTOR shall promptly arrange for replacement units of Licensed Product from the AR.

(c) DISTRIBUTOR shall accept returns if

     (i) an OEM Customer refuses to accept Additional Licensing Provisions for OEM Customer and returns the unopened Licensed Product package within a reasonable time after receipt; or

     (ii) a Licensed Product is incomplete or defective in Licensed Product media and/or Licensed Product materials.

(d) DISTRIBUTOR will not pay MS for Licensed Product that DISTRIBUTOR ships to replace Licensed Product returned because of recalls, withdrawals, suspensions or defects (Sections 6(b) and 6(c)(ii)).

(e) If DISTRIBUTOR issues a credit to OEM Customers for Licensed Product returned because of recalls, withdrawals, suspensions or defects or for Licensed Product returned in an unopened package (Sections 6(b) and 6(c)), DISTRIBUTOR may claim a royalty offset based on the royalty rate originally reported by DISTRIBUTOR for the returned Licensed Product.

(f) Except for returns that DISTRIBUTOR is expressly authorized or directed to make to MS, MS will not accept any returns of Licensed Product.

(g) DISTRIBUTOR shall defend, indemnify, and hold MS and its Suppliers harmless from and against all damages, costs and expenses, including reasonable attorneys' fees, incurred due to DISTRIBUTOR's continued distribution of Licensed Product after MS has notified DISTRIBUTOR to stop distributing the Licensed Product.

7.  DELIVERY.

Neither MS nor its Suppliers shall have any liability for failure to deliver Licensed Product by any particular date.

8.  NO WARRANTIES.

LICENSED PRODUCT IS PROVIDED "AS IS" AND WITH ALL FAULTS. THE ENTIRE RISK AS TO SATISFACTORY QUALITY, PERFORMANCE, ACCURACY, AND EFFORT IS WITH OEM CUSTOMER. MS AND ITS SUPPLIERS DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE. MS AND ITS SUPPLIERS ALSO DISCLAIM ANY COMMON-LAW DUTIES RELATING TO ACCURACY OR LACK OF NEGLIGENCE. THERE IS NO WARRANTY AGAINST INTERFERENCE WITH DISTRIBUTOR'S OR OEM CUSTOMER'S ENJOYMENT OF THE LICENSED PRODUCT OR AGAINST INFRINGEMENT.

9.  DAMAGE EXCLUSIONS / LIMITATION OF LIABILITY / EXCLUSIVE REMEDY.

LIMITATION OF AMOUNTS OF LIABILITY; EXCLUSIVE REMEDY. For each Licensed Product, DISTRIBUTOR agrees that in no event will MS, its Suppliers, and/or their respective officers, employees, and agents (collectively, "MS Representatives") be liable to DISTRIBUTOR, whether in contract (including any provision of this Agreement), tort, or otherwise, in any amount that exceeds one hundred percent (100%) of the amount paid by DISTRIBUTOR to MS for that Licensed Product during the term of this Agreement. DISTRIBUTOR's exclusive remedy for any breach of this Agreement by MS or by MS Representatives will be the recovery of DISTRIBUTOR's direct damages incurred in reasonable reliance, limited to the foregoing amount.

(a) EXCLUSION OF CERTAIN DAMAGES AND LIMITATION OF TYPES OF LIABILITY. EXCEPT AS PROHIBITED BY LAW, IN NO EVENT WILL MS OR ANY MS REPRESENTATIVES BE LIABLE TO DISTRIBUTOR OR TO ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, OR ECONOMIC DAMAGES, REGARDLESS OF THE THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION PRODUCT LIABILITY OR NEGLIGENCE), OR FOR ANY LOST REVENUE, PROFIT, DATA, PRIVACY OR SECURITY, OR FOR ANY PUNITIVE DAMAGES, ARISING OUT OF OR RELATED TO THE USE OF OR INABILITY TO USE LICENSED PRODUCT, EVEN IF MS OR MS REPRESENTATIVES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. This exclusion and limitation shall apply even if any remedy fails of its essential purpose.

(b) RELEASE. DISTRIBUTOR releases MS and MS Representatives from all liability in excess of the limitations set forth above.

10.  PROHIBITED USES OF LICENSED PRODUCT / CONSPICUOUS NOTICE TO OEM CUSTOMERS.

OEM CUSTOMERS ARE EXPRESSLY PROHIBITED FROM MANUFACTURING OR MARKETING EMBEDDED SYSTEMS THAT ARE DESIGNED TO USE LICENSED PRODUCT IN OPERATION OF NUCLEAR FACILITIES, IN AIRCRAFT NAVIGATION, IN AIRCRAFT COMMUNICATION, IN AIRCRAFT FLIGHT CONTROL, IN AIRCRAFT AIR TRAFFIC CONTROL SYSTEMS, OR IN OTHER DEVICES OR SYSTEMS IN WHICH SERIOUS INJURY OR DEATH TO THE OPERATOR OF THE DEVICE OR SYSTEM, OR TO OTHERS DUE TO A MALFUNCTION (INCLUDING, WITHOUT LIMITATION, SOFTWARE RELATED DELAY OR FAILURE) COULD REASONABLY BE FORESEEN. DISTRIBUTOR SHALL PROVIDE CONSPICUOUS WRITTEN NOTICE TO ALL OEM CUSTOMERS OF THIS LIMITATION ON PROHIBITED USES OF LICENSED PRODUCT.

11.  INTELLECTUAL PROPERTY INFRINGEMENT.

(a) MS agrees to defend DISTRIBUTOR in a lawsuit or other judicial action, and pay the amount of any adverse final judgment (or settlement to which MS consents) from such lawsuit or judicial action, for any third party claim(s) that the Licensed Product(s) infringe any copyright or trademark rights enforceable in any Included Jurisdictions (defined in Section 11(e) below) ("Claim").

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With regard to any Claim, MS' obligations are subject to the following conditions:

     (i) DISTRIBUTOR must promptly notify MS in writing of the Claim;

     (ii) MS shall have sole control over defense and/or settlement of the Claim; and

     (iii) DISTRIBUTOR shall provide MS with reasonable assistance in the defense of the Claim and shall not take a position adverse to MS.

(b) In the event that MS is required to defend a lawsuit or other judicial action pursuant to Section 11(a) above and such lawsuit or other judicial action includes allegations (other than a Claim) with respect to non-MS products, then DISTRIBUTOR shall retain, at its sole expense, separate counsel to defend against such allegations, and agrees to reimburse MS for any and all attorneys' fees and costs incurred by MS with respect to defending against such allegations. Moreover, MS and its Suppliers shall have no liability for any intellectual property infringement claim (including a Claim) based on DISTRIBUTOR's manufacture, use, sale, offer for sale, importation or other disposition or promotion of the Licensed Product or trademark after MS' notice that DISTRIBUTOR should cease manufacture, use, sale, offer for sale, importation or other disposition or promotion of such Licensed Product or trademark due to such claim. DISTRIBUTOR shall defend, indemnify and hold MS and its Suppliers harmless from and against all damages, costs and expenses, including reasonable attorneys' fees incurred due to DISTRIBUTOR's continued distribution of the allegedly infringing Licensed Product after MS provides such notice.

(c) In addition to the obligations set forth in Section 11(a) above, if MS receives information concerning a Claim, MS may at its expense, but without obligation to do so, undertake such further actions such as:

     (i) procuring for DISTRIBUTOR such copyright or trademark right(s) or license(s) as may be necessary to address the Claim; or

     (ii) replacing or modifying the Licensed Product or trademark to make it non-infringing (in which case DISTRIBUTOR shall immediately cease distribution of the allegedly infringing Licensed Product or use of the allegedly infringing trademark).

(d) With regard to any claim (other than a Claim) that the Licensed Product infringes any third party intellectual property rights, DISTRIBUTOR shall promptly notify MS in writing of such claim. MS shall have no obligation to defend DISTRIBUTOR or pay damages arising out of such claim. Notwithstanding the absence of any such obligation(s), MS reserves the option, in its sole discretion and at its expense, to assume at any time defense of any such claim. In the event that MS assumes defense of any such claim,

     (i) MS shall notify DISTRIBUTOR in writing of that election;

     (ii) MS shall have sole control over defense and/or settlement of the claim;

     (iii) DISTRIBUTOR shall provide MS with reasonable assistance in the defense of the claim and shall not take a position adverse to MS;

     (iv) MS shall thereafter defend DISTRIBUTOR against that claim; and

     (v) MS shall pay any adverse final judgment (or settlement to which MS consents) resulting from such claim (or in the case of a claim based on an allegation of patent infringement, MS shall pay up to an amount not to exceed a reasonable royalty based on the per copy price paid by DISTRIBUTOR for copies of the Licensed Products subject to the claim).

(e) Neither MS nor its Suppliers shall have any obligation to DISTRIBUTOR for any Claims that arise outside the geographical boundaries of the Included Jurisdictions. "Included Jurisdictions" means Australia, Canada, the European Union, Japan, Norway, and the United States.

12.  LICENSED PRODUCT SUPPORT.

(a) This Agreement does not include technical support by MS to DISTRIBUTOR, OEM Customers or end users.

(b) DISTRIBUTOR shall provide commercially reasonable support for the Licensed Products to OEM Customers and shall advise OEM Customers accordingly.

(c) For the term of this Agreement, DISTRIBUTOR shall either (i) enter into and maintain a technical support services contract for the Licensed Product(s) with MSCORP for a minimum of two hundred (200) hours through Microsoft Services for Embedded Partners or with a third party for an equivalent level of service, or
(ii) MS verifies that DISTRIBUTOR has and maintains a competency and level equivalent to those services. If the DISTRIBUTOR chooses to acquire support through MSCORP, DISTRIBUTOR acknowledges that MSCORP may charge applicable support fees under such contract.

(d) DISTRIBUTOR shall provide MS with ninety (90) days prior written notice of any substantive change in DISTRIBUTOR's support policy for the Licensed Product.

13. NON-ASSERTION OF PATENTS.

(a) The following definitions apply with regard to this Section 13 only:

     (i) "Affiliates" means persons or entities directly or indirectly (A) controlling DISTRIBUTOR or MS, (B) controlled by DISTRIBUTOR or MS, or (C) under common control with DISTRIBUTOR or MS, where control is defined as direct or indirect majority ownership.

     (ii) "DISTRIBUTOR Patents" means only those patents throughout the world that (A) are infringed on account of the manufacture, use, sale, offer for sale, importation or other disposition or promotion of the Covered Product, and (B) DISTRIBUTOR or its Affiliates (1) now owns or later acquires or controls prior to the cancellation or expiration of the Agreement, or (2) now has, or hereafter obtains, prior to the cancellation or expiration of the Agreement, the ability or right to grant licenses or covenants without the requirement of a bona fide payment to an unaffiliated third party.

     (iii) "Covered Product" means the Licensed Product deliverable(s) licensed by MS to DISTRIBUTOR including any Supplemental Code distributed by DISTRIBUTOR. To the extent that the features and functionality presently contained in the Covered Product licensed to DISTRIBUTOR under the Agreement are also contained in future, replacement, or successor product(s) to the Covered Product, such specific features and functionality in such future, replacement, or successor product(s) shall also be considered part of the Covered Product only for the purposes of this Section 13.

     (iv) "MS Licensee" means any third party that is directly or indirectly licensed by MS or MSCORP to exercise any legal rights with respect to the Covered Product, including (without limitation) OEM customers, all other authorized distributors of the Covered Product, and end users of the Covered Product.

(b) As partial, material consideration for the rights granted to DISTRIBUTOR under the terms of the Agreement,

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DISTRIBUTOR and its Affiliates covenant not to (A) sue, or (B) bring, prosecute, assist or participate in any judicial, administrative or other proceedings of any kind against MS, MS Affiliates, and MS Licensees for infringement of DISTRIBUTOR Patents on account of the making, use, sale, offer for sale, importation or other disposition or promotion of the Covered Product.

(c) With respect to infringement claims based on a third party product in combination with the Covered Product, the covenant in this Section 13 does not extend to such combinations unless, for any given claim of a DISTRIBUTOR Patent, the manufacture, use, sale, offer for sale, importation, or other disposition or promotion of the Covered Product constitutes direct or contributory infringement of such patent claim.

(d) DISTRIBUTOR's Section 13 covenant as to MS, MS Affiliates, and MS Licensees shall terminate as to all infringements occurring more than three (3) years after DISTRIBUTOR stops distributing the Covered Product, except that such covenant shall survive for end user activities licensed under an applicable end user license agreement.

(e) If DISTRIBUTOR or its Affiliates are first sued for patent infringement by a third party on account of DISTRIBUTOR's or its Affiliates' manufacture, use, sale, offer for sale, importation or other disposition or promotion of the Covered Product, then this Section 13 covenant may, at DISTRIBUTOR's discretion, be temporarily suspended as to that third party. Any such temporary suspension shall only be applicable against such third party and for the sole purpose of DISTRIBUTOR's defense in such patent infringement action.

(f) If DISTRIBUTOR or its Affiliates assign DISTRIBUTOR Patents or rights to enforce DISTRIBUTOR Patents, DISTRIBUTOR or its Affiliates, as the case may be, shall require as a condition of any such assignment that the assignee agree to be bound by the provisions of this Section 13 as to such DISTRIBUTOR Patents.

14.  ASSIGNMENT.

(a) This Agreement shall not be assigned or sublicensed by DISTRIBUTOR in whole or in part (by contract, merger, operation of law, or otherwise). A change of majority ownership or control of DISTRIBUTOR shall constitute an assignment in violation of this Section. Any assignment or sublicense in violation of this provision shall be void and of no effect, and shall constitute a material breach of the terms of this Agreement.

(b) On or after August 1, 2004, the Agreement and any related agreement(s) to which MS is a party or by which MS is benefited, including all rights and obligations thereunder, may be assigned by MS to a direct or indirect wholly owned subsidiary of MSCORP. MS shall provide DISTRIBUTOR with notice of such assignment, provided, however, that failure to provide notice shall not affect the effectiveness of any such assignment. From and after such assignment, all references to "MS" contained in the Agreement or any related documents or items shall refer to the assignee identified in the applicable assignment notice to DISTRIBUTOR, and all references to "Suppliers" shall include Microsoft Licensing, GP.

15.  TERM.

(a) This Agreement runs from the Effective Date through the Expiration Date specified on the Signature Page of this Agreement. MS may extend the term of this Agreement upon written or electronic notice to DISTRIBUTOR. DISTRIBUTOR's acquisition or distribution of Licensed Product during an extension signifies DISTRIBUTOR's agreement to the terms of the extension. Both parties agree to be bound by the terms of any extension notification, if accepted by DISTRIBUTOR.

(b) This Agreement will automatically extend for thirty (30) days for the limited purpose of allowing DISTRIBUTOR to distribute inventory of Licensed Product ("Limited Purpose Extension") if:

     (i) MS has not canceled this Agreement,

     (ii) MS has not suspended DISTRIBUTOR's distribution rights, and (iii) DISTRIBUTOR and MS do not enter into a successor agreement to this Agreement.

During the Limited Purpose Extension, DISTRIBUTOR may distribute Licensed Product, but DISTRIBUTOR may not acquire Licensed Product from an AR. DISTRIBUTOR must comply with all payment and reporting requirements of the Agreement for Licensed Product distributed during the Limited Purpose Extension.

(c) (i) This Agreement does not create any express or implied obligation to renew or extend the Agreement or to continue the parties' relationship on the same terms. Regardless of the number of renewals, this Agreement will always be a fixed term agreement and not an indefinite term agreement.

     (ii) Without limiting the foregoing, MS may elect not to enter into a successor agreement to the Agreement if DISTRIBUTOR has not complied with the Distributor Minimum Standards during the term of the Agreement. Any exception to or waiver of any portion of the Distributor Minimum Standards shall not be effective unless made in writing by MS.

16.  NONCOMPLIANCE AND CANCELLATION.

(a) (i) MS may suspend any rights granted to DISTRIBUTOR under this Agreement, and/or require ARs to refuse to fulfill or to limit orders placed by DISTRIBUTOR, and/or cancel this Agreement in its entirety or as to any individual Licensed Product(s), in MS' sole discretion. Without limiting the foregoing, MS may cancel this Agreement if DISTRIBUTOR submits "zero dollar" royalty reports for at least three calendar months.

     (ii) DISTRIBUTOR hereby waives any right it may have under applicable law or regulation to require MS to seek the approval, order, decision or judgment of any court or government agency before MS may suspend or cancel this Agreement or any rights granted to DISTRIBUTOR under this Agreement.

(b) (i)   If, subject to applicable law, DISTRIBUTOR becomes insolvent, enters bankruptcy, reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors, any cancellation shall be effective upon notice to DISTRIBUTOR or as soon thereafter as is permitted by applicable law;

     (ii) To the extent allowed by applicable law, DISTRIBUTOR's license rights herein shall be suspended as of the date DISTRIBUTOR becomes insolvent, enters reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors.

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(c) Upon cancellation or expiration of this Agreement, all DISTRIBUTOR's license rights shall immediately cease and DISTRIBUTOR shall

     (i) immediately cease distribution of all Licensed Product;

     (ii) immediately stop using all MS and its Suppliers names, trade names, trademarks, and logos; and

     (iii) return to MS or, at MS's direction, destroy all Licensed Product inventory and property of MS or its Suppliers that DISTRIBUTOR possesses. MS, its Suppliers and ARs are not required to refund, credit, or adjust amounts paid for the Licensed Product(s) returned to MS or destroyed by DISTRIBUTOR. Each party must assist the other to terminate this Agreement in an orderly manner.

(d) When this Agreement terminates or if MS suspends DISTRIBUTOR's distribution rights, MS may take any actions that may be advisable to prevent unauthorized distribution of Licensed Product(s) then in inventory and to ensure timely return or destruction of such Licensed Product(s).

(e) DISTRIBUTOR expressly agrees that, except as otherwise set forth in this Agreement, the cancellation or expiration of this Agreement in accordance with its terms shall not cause MS or any of its Suppliers to pay any indemnification, severance or termination payment or benefit to DISTRIBUTOR, or any of DISTRIBUTOR's suppliers. If MS or any of its Suppliers is required by law, court order or otherwise to pay to DISTRIBUTOR or any of its subsidiaries or affiliates, or a third party, any compensation, severance pay or benefit other than as set forth in this Agreement ("Benefits"), DISTRIBUTOR shall indemnify MS and/or the relevant Supplier from the payment as well as from any reasonable costs and expenses (including, but not limited to, attorneys' fees and expenses) incurred by them in connection with their involvement in any judicial or administrative proceeding in connection thereto in any foreign jurisdiction (the Benefits, together with any costs and expenses indemnifiable by DISTRIBUTOR pursuant to this paragraph referred to collectively as the ("Indemnifiable Payments"). DISTRIBUTOR irrevocably authorizes MS

     (i) to set off against the payment of the obligations of MS under this Agreement, the amount of any and all Indemnifiable Payments, and

     (ii) to hold, pending final determination of the amount of the Indemnifiable Payments, the payment of the obligations of MS under this Agreement as security for the payment of all Indemnifiable Payments by DISTRIBUTOR to MS, if MS, in its sole discretion, determines that there are reasonable grounds to believe that MS is or shall be required to pay any Indemnifiable Payments.

(f) The remedies available to MS under this Agreement for DISTRIBUTOR's breach are not exclusive. In addition to such remedies, MS may exercise any and all legal, equitable or other remedies available to it.

(g) Sections 2(m), 5, 8, 9, 11(d), 13, 14, 16(e-f), 17, 18, 19, 20, and 21(b) of
this Agreement shall survive cancellation or expiration of this Agreement.

17.  NONDISCLOSURE.

(a) DISTRIBUTOR shall keep confidential:

     (i) the terms of this Agreement, including, without limitation, the Royalty Rate List(s),

     (ii) information on the Embedded Systems Web Site, information concerning current and potential OEM Customers, MS and its Suppliers royalty rate information, the terms of agreements concerning MS and its Suppliers products, license negotiations, any information relating to released or unreleased MS and its Suppliers software products, the marketing or promotion of any MS and its Suppliers product, and MS and its Suppliers business policies or practices that MS or its Suppliers disclosed to DISTRIBUTOR and is non-public information, and

     (iii) any other information that, in the circumstances surrounding the disclosure or in the nature of the information, ought in good faith to be treated as confidential.

(b) DISTRIBUTOR may disclose the terms of the Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of DISTRIBUTOR's business.

18. AUDITS.

(a) During the term of this Agreement and for three (3) years thereafter, DISTRIBUTOR shall keep at a single, readily accessible location all accounting, purchase, inventory, sales and other records relating to the acquisition and distribution, or destruction of each Licensed Product ("Records").

(b) In order to verify DISTRIBUTOR's compliance with this Agreement, MS may cause (i) an audit to be made of DISTRIBUTOR's Records and/or (ii) an inspection to be made of DISTRIBUTOR's facilities and procedures, either with or without prior notice to DISTRIBUTOR. Audits shall be conducted by an independent certified public accountant selected by MS (other than on a contingent fee basis).

(c) DISTRIBUTOR agrees to provide any audit or inspection team designated by MS access to all relevant DISTRIBUTOR Records and facilities.

(d) MS shall pay the costs of any audit or inspection unless the review discovers discrepancies that exceed the lesser of Ten Thousand US Dollars (US$10,000.00) or two percent (2%) of royalties originally reported by DISTRIBUTOR during the time frame that was audited, or an intentional and material breach of any DISTRIBUTOR obligations under this Agreement ("Material Discrepancy"). In the event of a Material Discrepancy, DISTRIBUTOR shall pay MS, in addition to unpaid amounts due, the costs of the audit, plus an additional royalty of twenty-five percent (25%) of the applicable product royalty for each underreported copy of Licensed Product.

19.  NOTICES.

(a) MS, through an authorized MS representative, may give DISTRIBUTOR notices, authorizations and requests

     (i) by posting them to the Embedded Systems Web Site,

     (ii) by electronic mail (email) at the email address listed in the Addresses Schedule,

     (iii) by facsimile transmission at the fax number listed in the Addresses Schedule or

     (iv) in writing at the address(es) indicated in Addresses Schedule.

(b) DISTRIBUTOR may give MS notices, authorizations and requests

     (i) by facsimile transmission at the fax number listed in the Addresses Schedule or

     (ii) in writing at the address(es) indicated in the Addresses Schedule.

(c) Communications are deemed given:

                                       13

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement For Software Products For Embedded Systems #5133790046-6 dated October 1, 2003 between MS and BSQUARE CORPORATION

     (i) if by posting by MS on the Embedded Systems Web Site, on the first day of the calendar month following posting of such communication;

     (ii) if by facsimile transmission or email, on the day the facsimile or email was transmitted; or

    (iii) if in writing, on the day (A) deposited in the U.S.A. mail, postage prepaid, certified or registered, return receipt requested, or (B) sent by air express courier, charges prepaid.

(d) DISTRIBUTOR shall keep all information required in the Addresses Schedule complete and current. Within ten (10) days of any change of any individual, address or other information required in the Addresses Schedule, DISTRIBUTOR shall notify MS of such change as set forth in Section 19(b).

(e) DISTRIBUTOR must check the Embedded Systems Web Site for updated information at least twice each month, on or after 12:01 a.m. Pacific Time zone, U.S.A., on the 15th (fifteenth) and on the last calendar day of each month.

(f) Information posted on the Embedded Systems Web Site may change without additional notice until the effective date of such information. MS may correct errors in information posted on the Embedded Systems Web Site or update posted documents after the beginning of a month by sending notice to DISTRIBUTOR.

20.  CHOICE OF LAW; JURISDICTION AND VENUE; ATTORNEYS' FEES.

(a) This Agreement shall not be governed by the 1980 United Nations Convention on Contracts for the International Sale of Goods and its related instruments. This Agreement and all related matters shall be interpreted under and controlled by the laws of the State of Washington, and DISTRIBUTOR consents to exclusive jurisdiction and venue in the state and federal courts sitting in King County in the State of Washington. Process may be served on either party as authorized by applicable law or court rule.

(b) If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the primarily prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

21. GOVERNMENT REGULATIONS.

(a) DISTRIBUTOR acknowledges that Licensed Product is subject to U.S. export jurisdiction. DISTRIBUTOR agrees to comply with all applicable international and national laws that apply to these Licensed Products, including the U.S. Export Administration Regulations, as well as end-user, end-use, and destination restrictions issued by U.S. and other governments. For additional information, see **.

(b) All Licensed Product provided to the U.S. Government pursuant to solicitations issued on or after December 1, 1995 is provided with the commercial license rights and restrictions described elsewhere herein. All Licensed Product provided to the U.S. Government pursuant to solicitations issued prior to December 1, 1995 is provided with "Restricted Rights" as provided in FAR, 48 CFR 52.227-14 (JUNE 1987) or DFAR, 48 CFR 252.227-7013 (OCT
1988), as applicable. The reseller is responsible for ensuring Licensed Product is marked with the "Restricted Rights Notice" or "Restricted Rights Legend," as required. All rights not expressly granted are reserved.

22. GENERAL.

(a) This Agreement does not constitute an offer by MS and it shall not be effective until signed by both DISTRIBUTOR and MS. Upon execution by both DISTRIBUTOR and MS, this Agreement, together with its schedules, shall constitute the entire agreement between them and merges all prior and contemporaneous communications. Except as otherwise expressly provided herein, this Agreement shall not be modified except by a written agreement signed on behalf of DISTRIBUTOR and MS by their respective duly authorized representatives. Any statement appearing as a restrictive endorsement on a check or other document which purports to modify a right, obligation or liability of either party shall be of no force and effect.

(b) Neither the existence nor the terms of this Agreement shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

(c) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions and license for remaining Licensed Product(s), as applicable, shall remain in full force and effect.

(d) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent, and no waiver shall be effective unless made in a writing signed by an authorized representative of the waiving party.

23. TERMINATION OF PRIOR AGREEMENT RIGHTS.

If DISTRIBUTOR is currently licensed to distribute the Licensed Product under a valid agreement with MS ("Prior Agreement"), then as of the Effective Date of this Agreement:

(a) DISTRIBUTOR's license to order and distribute the Licensed Product under the Prior Agreement shall cease; and

(b) DISTRIBUTOR shall report and pay for the Licensed Product under the terms and conditions of this Agreement.

                                       14

                                  CONFIDENTIAL

Microsoft OEM Distribution Agreement For Software Products For Embedded Systems #5133790046-6 dated October 1, 2003 between MS and BSQUARE CORPORATION

                      ** Confidential Treatment Requested

                       PERFORMANCE REBATE PROGRAM SCHEDULE

MS may offer a performance rebate program ("Rebate Program") to encourage its distributors to promote and expand sales of Licensed Product(s). To accomplish this objective, MS may periodically offer DISTRIBUTOR the opportunity to earn rebates by successfully achieving certain objectives described below.

1. ADDITIONAL DEFINITIONS

(a) "Eligible Licensed Products" means those Licensed Products designated by MS in the RPA for a Period.

(b) "Period" means a calendar quarter, or such other duration as MS may provide in the RPA.

(c) "RPA" means a Rebate Program Attachment applicable to a Period as may be revised from time to time by MS. A sample RPA is attached to this Schedule.

All other terms shall have the meanings set forth in the Agreement.

2. OBJECTIVES

(a) In one or more Periods, MS may offer DISTRIBUTOR the opportunity to earn rebate amounts by successfully achieving certain objectives ("Objectives") described in this Schedule. MS is not obligated to offer a rebate in any Period during the term of the Agreement.

(b) MS may select Objectives like the ones listed below. Objectives will be for one (1) Period and will be determined based upon MS business considerations and communicated via an RPA.

          -    Licensed Product sales support

          -    Field Application Engineer/ System Engineer support

          - Provision of additional sales-out data (e.g., optional fields, previous periods)

          -    Increase in the unit sales of Eligible Licensed Product(s)

          -    Training and certification activities

3. REBATE AMOUNT

     MS will designate in the applicable RPA a rebate amount ("Rebate Amount") for applicable Objectives selected for a Period in which a rebate is offered.

4. COMMUNICATION OF OBJECTIVES AND REBATE AMOUNTS

     Objectives and Rebate Amounts for a Period, if any, will be communicated by MS via e-mail or the Embedded Systems Web Site by the first business day following the fifteenth (15th) day of the first calendar month of the applicable Period. Objectives and Rebate Amounts shall be communicated in an RPA as attached to this Schedule, which may be revised from time to time by MS. An RPA will be communicated only for Periods in which a rebate is offered.

5. QUALIFICATION FOR REBATE AMOUNT

(a) Subject to the eligibility requirements described below, MS shall pay the Rebate Amount to DISTRIBUTOR for successful achievement of the Objectives for the applicable Period. Rebate attainment shall be based on information from DISTRIBUTOR's monthly royalty report and/or sales-out reports or other proof of compliance as specified by MS. MS shall make the final binding determination whether DISTRIBUTOR has satisfactorily accomplished the Objectives for the applicable Period after receipt of all compliant reporting. MS shall give notice to DISTRIBUTOR of the Rebate Amount earned in the applicable Period, if any, not later than sixty (60) days after the end of the Period.

(b) DISTRIBUTOR shall be eligible to receive the Rebate Amounts only if (i) DISTRIBUTOR is in strict compliance with the Agreement during the applicable Period, including without limitation timely reporting and payment of royalties and timely and compliant reporting of sales-out data,(ii) DISTRIBUTOR has an Agreement in effect for the entire Period, and
     (iii) DISTRIBUTOR meets the rebate pre-requisites, if any, set forth in the applicable RPA.

(c) Reporting compliance is based on either the Sales-Out and Royalty Reporting Guidelines and template in the Sales Out and Royalty Reporting Guidelines and/or other guidelines as specified by MS.

     All criteria must be met each reporting Period for reporting to be considered compliant. If all reports meet all current compliance requirements as defined above, DISTRIBUTOR will receive payment of the Rebate Amount earned. If DISTRIBUTOR has complied during a portion of the reporting Period, a payment ratio may be applied to the Rebate Amount as described in the RPA. However, if DISTRIBUTOR is partially compliant in any given month, that month will be treated as non-compliant.

                                       15

                              CONFIDENTIAL<<VERFT>>

Microsoft OEM <<Agr Type>> dated <<Agr Eff Date>> between Microsoft Licensing, Inc. and <<COMPANY NAME>>.

                                        07/28/00 Form 2.5.<<CurrentTemplateRev>>

6. PAYMENT OF REBATE AMOUNT(s)

(a) The Rebate Amount(s) earned by DISTRIBUTOR shall be awarded at MS' option as (i) credits that may be used to offset then-current or future royalties which accrue pursuant to the Agreement (or a successor agreement to the Agreement) or (ii) in the form of a check sent to DISTRIBUTOR in care of the MS Embedded Administrator Contact name and address indicated on the Addresses Schedule to the Agreement. Such amounts shall be awarded not later than sixty (60) days after the end of the Period in which the Rebate Amount was earned. If the Agreement is terminated or expires after completion of a full Period in which a rebate was offered, and no successor agreement is entered into between DISTRIBUTOR and MS, then MS shall refund to DISTRIBUTOR the Rebate Amount earned, less deductions for any outstanding amounts or obligations due to MS under the Agreement.

(b) DISTRIBUTOR shall be solely responsible for payment of taxes, duties, fees, excises or tariffs imposed on any discounts, credits or payments made by MS to DISTRIBUTOR pursuant to this Rebate Program, provided however, MS may withhold and pay to tax authorities such amounts as may be required under applicable state or federal law on discounts, credits or payments made by MS to DISTRIBUTOR.

                                       16

                              CONFIDENTIAL<<VERFT>>

Microsoft OEM <<Agr Type>> dated <<Agr Eff Date>> between Microsoft Licensing, Inc. and <<COMPANY NAME>>.

                                        07/28/00 Form 2.5.<<CurrentTemplateRev>>

                                    [SAMPLE]

              ATTACHMENT TO THE PERFORMANCE REBATE PROGRAM SCHEDULE
         FOR (FILL IN NUMBER BY CALENDAR YEAR AND QUARTER: e.g. 2003 Q1)
                           PERFORMANCE REBATE PROGRAM

DISTRIBUTOR:
AGREEMENT NUMBER: 5133790046-6
PERIOD:

MS will pay Rebate Amounts based on the percentages below per the Performance Rebate Program Schedule for DISTRIBUTOR's attainment of the following Objective(s). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

OBJECTIVE 1: Provide compliant reporting of required sales-out data (as identified in the Sales-Out and Royalty Reporting Guidelines) for the Period (i.e., on-time, accurate, and in accordance with the Sales-Out and Royalty Reporting Guidelines).

         Rebate Amount: up to _____ of the total amount of royalties paid by DISTRIBUTOR to MS for all Licensed Products distributed under the Agreement during the Period.

OBJECTIVE 2: During the Period, hold ______ seminars for OEM Customers designed to provide technical education regarding, and/or create demand for, Licensed Products.

         Rebate Amount: up to _____ of the total amount of royalties paid by DISTRIBUTOR to MS for (i) runtimes and toolkits collectively, "Embedded Licensed Products" distributed under the Agreement during the Period.

--------------------------------------------------------------------------------
Number of Qualifying Awareness Seminars Held by
                 DISTRIBUTOR                                  Rebate if achieved
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OBJECTIVE 3: During the Period, hold ______ technical, hands-on product training sessions for Licensed Products.

         Rebate Amount: up to _________ of the total amount of royalties paid by DISTRIBUTOR to MS for (i) runtimes and toolkits collectively, "Embedded Licensed Products" distributed under the Agreement during the Period.

--------------------------------------------------------------------------------
Number of Qualifying Awareness Seminars Held by
                 DISTRIBUTOR                                  Rebate if achieved
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OBJECTIVE 4: Provide compliant reporting (i.e., on-time, accurate, and in accordance with the Sales-Out and Royalty Reporting Guidelines) for all three
(3) optional sales-out data fields (i.e., Project Type, Status and Processor) for all Embedded Licensed Products runtimes distributed during the Period.

         Rebate Amount: up to ____ of the total amount of royalties paid by DISTRIBUTOR to MS for Embedded Licensed Products distributed under the Agreement during the Period.

------------------------------------------------------------------------------------
Percentage of Embedded Licensed Products runtimes for which       Rebate if achieved
DISTRIBUTOR provided compliant reporting for all three (3)
            optional sales-out data fields
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                       17

                              CONFIDENTIAL<<VERFT>>

Microsoft OEM <<Agr Type>> dated <<Agr Eff Date>> between Microsoft Licensing, Inc. and <<COMPANY NAME>>.

                                        07/28/00 Form 2.5.<<CurrentTemplateRev>>